Exhibit 99.1

Updated Data from Ongoing MAGE-A10 and MAGE-A4 Studies Presented at the

2018 ESMO Congress

PHILADELPHIA, Pa. and OXFORD, UK., October 20, 2018 — Adaptimmune Therapeutics plc (“Adaptimmune”) (Nasdaq: ADAP), a leader in T-cell therapy to treat cancer, presented initial data from the first two cohorts of its ongoing studies with its MAGE-A10 and MAGE-A4 SPEAR T-cells in two poster presentations earlier today at the European Society for Medical Oncology (ESMO) Congress in Munich, Germany.

“We are encouraged by the safety data from these initial cohorts, which include heavily pretreated patients with advanced epithelial tumors. Our SPEAR T-cells have shown dose appropriate persistence and expansion, and early, but transient, evidence of antitumor activity in one ovarian cancer patient,” said Rafael Amado Adaptimmune’s President of R&D. “We have been dosing at higher doses in our MAGE-A4 and MAGE-A10 studies with more intense preconditioning and we expect to see higher cell expansion. We look forward to reporting on these data in due course.”

Data update from ongoing MAGE-A10 studies

Data from the two ongoing MAGE-A10 studies (“triple tumor” and lung) are summarized below.

Overview of treated patients:

•                  Cohort 1a of the non-small cell lung (NSCLC) study

•                  5 patients; target dose of 100 million cells; preconditioning: cyclophosphamide (Cy) alone at 1800 mg/m2/day for 2 days

•                  Cohort 2 NSCLC study

•                  3 patients; target dose of 1 billion cells; preconditioning [fludarabine (Flu) 30 mg/m2/day and Cy 600 mg/m2/day] x 3 days

•                  Cohort 1 “triple tumor” study in bladder, melanoma, and head & neck cancers

•                  3 patients (2 with head & neck cancer; 1 with melanoma); target dose of 100 million cells; preconditioning: [Flu 30 mg/m2/day and Cy 600 mg/m2/day] x 3 days

•                  Cohort 2 of “triple tumor” study: no patients treated; the Safety Review Committee recommended dose escalation to Cohort 3 (based on safety in MAGE-A10 NSCLC patients)

•                  These studies are both dosing in Cohort 3

Results:

•                  In the 8 patients treated in Cohort 1 across both studies, the disease progressed

•                  In the 3 patients treated in Cohort 2 (all treated patients were in the NSCLC study)

•                  1 patient died of pneumonia (unrelated to T-cell therapy)

•                  1 patient had stable disease (SD) at Week 4, but then progressed

•                  1 patient had SD at Weeks 4 and 8, but progressed at Week 12

•                  MAGE-A10 SPEAR T-cells at the 100 million and 1 billion target cell doses showed no evidence of toxicity related to off-target binding or alloreactivity

•                  The most common treatment-emergent adverse events (AEs), occurring in more than 20% of patients across both studies, were anemia, constipation, decreased appetite, lymphopenia, neutropenia, thrombocytopenia, diarrhea, hyponatremia, leukopenia, nausea, pyrexia, alopecia, vomiting, cytokine release syndrome (CRS), fatigue, peripheral edema, and sinus tachycardia/tachycardia

•                  Of the 11 treated patients, 7 had serious AEs (SAEs); 3 of whom had related SAEs including 2 patients with CRS, and 1 with hemoptysis

•                  Transduced cells were detectable in peripheral blood at levels consistent with dose

•                  To date, experience with MAGE-A10 SPEAR T-cells did not show a consistent relationship between T-cell infusion and elevation in serum IL-6, IL-8, or IFNγ and/or CRS

Data update from ongoing MAGE-A4 “basket” study

Data from the ongoing MAGE-A4 “basket” study in NSCLC, bladder, melanoma, synovial sarcoma, myxoid/round cell liposarcoma (MRCLS), head & neck, ovarian, gastric, and esophageal cancers were updated, and are summarized below.

Overview of treated patients:

•                  Cohort 1: Three patients (all with ovarian cancer); target dose of 100 million cells; preconditioning: [Flu 30 mg/m2/day and Cy 600 mg/m2/day] x 3 days

•                  Cohort 2: Three patients (all with ovarian cancer); target dose of 1 billion cells; preconditioning: [Flu 30 mg/m2/day and Cy 600 mg/m2/day] x 3 days

•                  This study is dosing in Cohort 3

Results:

•                  Of the 6 patients treated, best response was SD in 4 patients and progressive disease (PD) in 2 patients; 1 patient with SD had an overall 27% reduction of target lesions observed at Week 6, and at the time of the second scan, which took place after the ESMO poster cut-off date, was assessed as PD

•                  MAGE-A4 SPEAR T-cells at the 100 million and 1 billion target cell doses showed no evidence of toxicity related to off-target binding or alloreactivity

•                  The most common treatment-emergent AEs, occurring in >2 patients, were lymphopenia, neutropenia, decreased appetite, fatigue, nausea, anemia, dyspnea, leukopenia, febrile neutropenia, thrombocytopenia, pyrexia, abdominal pain, constipation, and vomiting

•                  There were 4 patients with SAEs, 2 of whom had SAEs related to treatment including 1 patient with muscular weakness and 1 patient with SAEs of CRS and encephalopathy

•                  A case study was provided in the poster for the patient who had SAEs of CRS and grade 2 encephalopathy

•                  Transduced T-cells were detectable in the peripheral blood and expanded transiently, and greater persistence was related to higher T-cell dose

Overall conclusions:

•                  The most frequent AEs and treatment-related AEs are consistent with those typically experienced by cancer patients undergoing cytotoxic chemotherapy or other cancer immunotherapies

•                  Based on experience with NY-ESO TCR therapy, the benefit of treatment may become evident at higher cell doses

•                  These preliminary data support continued investigation of MAGE-A4 and MAGE-A10 SPEAR T-cells in these study populations

About Adaptimmune

Adaptimmune is a clinical-stage biopharmaceutical company focused on the development of novel cancer immunotherapy products. The Company’s unique SPEAR (Specific Peptide Enhanced Affinity Receptor) T-cell platform enables the engineering of T-cells to target and destroy cancer, including solid tumors. Adaptimmune is currently conducting clinical trials with SPEAR T-cells targeting MAGE-A4, MAGE-A10, and AFP across multiple solid tumor indications. The Company is located in Philadelphia, USA and Oxfordshire, U.K. For more information, please visit http://www.adaptimmune.com

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA). These forward-looking statements involve certain risks and uncertainties. Such risks and uncertainties could cause our actual results to differ materially from those indicated by such forward-looking statements, and include, without limitation: the success, cost and timing of our product development activities and clinical trials and our ability to successfully advance our TCR therapeutic candidates through the regulatory and commercialization processes. For a further description of the risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements, as well as risks relating to our business in general, we refer you to our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on August 2, 2018, and our other SEC filings. The forward-looking statements contained in this press release speak only as of the date the statements were made and we do not undertake any obligation to update such forward-looking statements to reflect subsequent events or circumstances.

Adaptimmune Contacts:

Media Relations:

Sébastien Desprez — VP, Communications and Investor Relations

T: +44 1235 430 583

M: +44 7718 453 176

Sebastien.Desprez@adaptimmune.com

Investor Relations:

Juli P. Miller, Ph.D. — Director, Investor Relations

T: +1 215 825 9310

M: +1 215 460 8920

Juli.Miller@adaptimmune.com